SECOND SUPPLEMENT

                          DATED FEBRUARY 6, 2001 TO THE

                        CONFIDENTIAL PLACEMENT MEMORANDUM

                               DATED JUNE 23, 2000

            Fayetteville Lithotripters Limited Partnership-Arizona I

                  Fayetteville Lithotripters Limited Partnership-Arizona I, an Arizona limited partnership (the "Partnership"), by this Second Supplement hereby amends and supplements its Confidential Private Placement Memorandum dated June 23, 2000, as amended (the "Memorandum"). Capitalized terms used herein and not otherwise defined have the meanings provided in the Memorandum. Persons who have subscribed for or are considering an investment in the Units offered by the Memorandum should carefully review this Second Supplement.

Extension of the Offering

                  The termination date of the offering is February 11, 2001. In order to provide potential new subscribers the time and opportunity to thoughtfully review the information contained in this Second Supplement, the General Partner hereby extends the offering termination date until April 30, 2001. The offering termination date is likewise extended for existing subscribers that follow the steps to reaffirm their subscriptions as outlined herein.

Stark II Final Regulations

                  As set forth in the Memorandum, on January 9, 1998, the Health Care Financing Administration ("HCFA") published proposed regulations designed to interpret and clarify the application of certain legislation prohibiting physician self-referral of Medicare and Medicaid patients for specifically enumerated designated health services, including inpatient and outpatient hospital services ("Stark II"). As these regulations were simply proposed and subject to future modification or repeal, the legal status of the Partnership's method of operations remained unaffected by proposed regulations while the issuance of final Stark II regulations was awaited. On January 4, 2001 HCFA issued the first of two rules intended to implement the final Stark II regulations (the "Final Regulations"). The first rule ("Phase I") implements the Final Regulations pertaining to (i) Stark II's general prohibition against physician self-referrals to entities in which they have a financial relationship, (ii) the general exceptions applicable to both the ownership and compensation arrangement prohibitions, (iii) certain new regulatory exceptions, and (iv) the definitions that are used throughout Stark II. HCFA intends to publish a second final rule ("Phase II") shortly which will address the remainder of the Stark II statute and its application to the Medicaid program, as well as certain proposals for new exceptions not included in the proposed Stark II regulations, but suggested in the public comments thereto. Phase I will become effective on January 4, 2002. HCFA has delayed the effective date of Phase I to allow individuals and entities engaged in business arrangements impacted by Phase I time to restructure those arrangements to comply with the provisions in Phase I. Consequently, as discussed below, the Partnership will have time to take the steps required to ensure Stark II compliance.

                  Currently, Medicare and Medicaid only reimburse for lithotripsy if the service is provided through a hospital. The lithotripsy services provided by the Partnership to Medicare/Medicaid hospital outpatients are provided "under arrangements" with hospitals, with the treatment being billed under the hospital's provider billing number. Prior to the release of Phase I, the existence of ambiguities and the lack of definitions for certain terms in the Stark II statute, as well as the uncertainty as to the contents of the Final Regulations, gave rise to alternative interpretations of the Stark II statute. One alternative interpretation led to a reasonable conclusion that Stark II did not apply to the operations of the Partnership. See "Regulation-Self-Referral Restrictions" in the Memorandum.

                  As related in the Memorandum, HCFA acknowledged in its commentary to the proposed Stark II regulations that physician overutilization of lithotripsy is unlikely and specifically solicited comments on whether there should be a regulatory exception to Stark II specifically for lithotripsy services. See "Regulation-Self-Referral Restrictions" in the Memorandum. Upon consideration of numerous public comments received on the proposed regulations and upon review of the Stark II legislative history, HCFA concludes in its commentary to the Final Regulations that it did not have the authority to exclude lithotripsy as an inpatient or outpatient hospital service covered by Stark II. Consequently, the Partnership's practice of providing lithotripsy services "under arrangements" to hospitals for treatment of Medicare and Medicaid patients must comply with the provisions of the Final Regulations.

                  Although the General Partner is disappointed that the Final Regulations do not provide a specific Stark II exception for lithotripsy services, it is pleased that the regulations provided needed clarity and certain opportunities for the Partnership to operate in compliance with Stark II. HCFA asserts in Phase I that its express purpose in the Final Regulations is to interpret the prohibitions of Stark II narrowly while interpreting its exceptions broadly. HCFA also notes its desire to permit physician-owned lithotripsy ventures to continue if such ventures are structured such that no direct or indirect compensation arrangement is created, or the arrangement fits within a compensation arrangement exception to the Stark II statute. The Final Regulations accomplish HCFA's stated purpose and desire by: (i) clarifying that physician-owned lithotripsy vendors providing services "under arrangements" with hospitals are either structured such that they are not compensation arrangements, as defined in the Final Regulations, or that they need only qualify under a compensation exception, and not an ownership interest exception as well; (ii) broadening certain existing Stark II statutory exceptions by redefining certain standards to allow "per use" lithotripsy payments, as long as such payments are at fair market value; and (iii) adding two new Stark II regulatory exceptions that are potentially available for Partnership operations.

                  In order for the Partnership to comply with Stark II as modified by the Final Regulations, the Partnership's financial relationships with its Contract Hospitals must either fall outside the definition of a compensation arrangement, or comply with a Stark II compensation arrangement exception. The General Partner, along with the Partnership's legal counsel, have worked to establish a compliance program that is in the process of implementation. As noted above, due to the Final Regulations delayed effective date, the Partnership has until January 4, 2002 to take reasonable steps to review the Partnership's operations under the Final Regulations. Specifically, the Partnership intends to work with all its Contract Hospitals to review and modify, if necessary, its lithotripsy service contracts so that they satisfy the standards set forth in the new Final Regulations. To the extent financial arrangements with Contract Hospitals meet the definition of indirect compensation under the Final Regulations, then the Partnership intends to see that such agreements fit within the new indirect compensation arrangement exception. Indirect compensation arrangements have several important elements, including the presence of an intervening entity, such as the Partnership, that directly links referring physician owners with the entity providing the designated health service (e.g., the Hospital). In order to comply with the indirect compensation exception, the Partnership's hospital contracts must meet each of the following standards:

o The compensation received directly by the Partnership from the Contract Hospitals must be fair market value for the items or services provided under the arrangement and must not take into account the value or volume of referrals or other business generated by the referring physician for the Contract Hospital;

o The compensation arrangement between the Partnership and the Contract Hospitals must be set out in writing, signed by the parties, and specify the services covered by the arrangement; and

o                      The   compensation   arrangement  must  not  violate  the
                       Anti-Kickback   Statute   or  any  laws  or   regulations
                       governing billing or claims submission.

                  In regard to the Partnership's operations, the indirect compensation arrangement exception may be used with respect to any or all payments made by Contract Hospitals to the Partnership, including payments for the use of the lithotripter, as well as the personal services of a technician and/or nurse. It is important to note that the Final Regulations allow per use payments for lithotripsy services, as long as they reflect fair market value. The General Partner believes that the Partnership's current Hospital Contracts can be modified to the extent necessary to satisfy the requirements of the indirect compensation arrangement exception, and that accordingly, the Partnership will be able to operate in compliance with Stark II. To succeed with its compliance plan, the General Partner must obtain the Contract Hospitals' cooperation in making any necessary revisions to their lithotripsy service agreements consistent with the indirect compensation arrangement exception. Expired hospital contracts, such as the Samaritan Health System contract discussed below, must be reaffirmed in writing signed by the parties in compliance with the indirect compensation exception. Whereas the Partnership believes that its financial relationships with Contract Hospitals have always met the fair market value standard, the Final Regulations clearly shifts the burden to the contracting parties that rely on the indirect compensation exception to prove the standard is met. The Partnership intends to engage an independent valuation expert or pursue other commercially reasonable methodologies to assist it in meeting that burden of proof.

                  The General Partner believes it will successfully implement its above described compliance plan, however, there can be no assurance that such will be the case. Contract Hospitals may not cooperate with the Partnership. Further, reliable fair market value assessments regarding Contract Hospital payments to the Partnership may be difficult to obtain. If the Partnership is unable to successfully implement its plan to comply with the indirect compensation arrangement exception (to the extent a Stark II exception is needed), then the General Partner intends to explore and implement any other available options that would allow the Partnership to comply with Stark II, as well as all other material health care statutes and regulations. Such alternative options may include contracting with ambulatory surgery centers ("ASCs") rather than hospitals, since lithotripsy services at ASCs are not covered by Stark II. The Medicare and Medicaid programs, however, do not reimburse for lithotripsy services at ASCs at this time. It is anticipated that ASCs will receive reimbursement for treatment of Medicare and Medicaid patients in the near future, but there can be no assurance that such will be the case. It should be noted that there can be no assurances that compliance action taken by the Partnership under any potential alternative can be carried out in a manner that does not have a material adverse effect on the Partnership.

Hospital Contracts

                  The Partnership's Hospital Contract with Samaritan Health System expired on June 30, 2000. The Samaritan Health System Hospital Contract covers lithotripsy services provided by the Partnership at the following hospitals: Desert Samaritan Regional Medical Center; Good Samaritan Regional Medical Center; Thunderbird Samaritan Regional Medical Center and Maryvale Hospital. The Partnership continues to provide services at these facilities under the provisions of the original agreement on a month-to-month basis. The General Partner is currently negotiating a renewal of the Hospital Contract with Samaritan Health System. No assurance can be given that the General Partner will be successful in procuring such renewal. The inability of the Partnership to renew this important contract would have a material adverse impact on the Partnership.

The General Partner

     Pursuant to his recent retirement, effective December 31, 2000, Dr. Joseph Jenkins resigned as Director, and as President and Chief Executive Officer of the General Partner. Dr. Jenkins' position on the Board of Directors will be assumed by Brad Hummel. Mr. Hummel will also succeed Dr. Jenkins as President and Chief Executive Officer of the General Partner. Set forth below is a brief description of Mr. Hummel's background.

                  Brad Hummel was elected President and Chief Executive Officer of Prime in May 2000, and previously served as Chief Operating Officer of Prime from October 1999 until May 2000. Effective January 1, 2001, Mr. Hummel was appointed a Director of the General Partner and was elected as President and Chief Executive Officer of the General Partner. From 1984 to 1999, Mr. Hummel served in various operating capacities at Diagnostic Health Services, and served as its Chief Executive Officer from ____________ until _______________.

Investor Election Options

                  Each Investor who has already delivered executed subscription materials to the Sales Agent must make an election to either (i) withdraw from the Offering, or (ii) reaffirm his or her subscription in view of the information provided in this Second Supplement. Instructions on how to make this election are set forth below under "Reaffirmation Statement" and in Appendix A attached hereto. Investors should note that the failure to timely make any election, as provided herein, by April 27, 2001 will be deemed an election to withdraw one's subscription in the Partnership. If an Investor elects to withdraw or is deemed to withdraw, the General Partner, Sales Agent and/or Escrow Agent (as applicable) will immediately return to such Investor all executed subscription documents, subscription funds (plus interest) held in escrow, as well as all executed Loan Documents, if any. If an Investor affirmatively elects to reaffirm his or her subscription, then his or her subscription funds will remain in escrow and his or her Loan Documents, if any, will be retained by the Sales Agent until his or her subscription is accepted or rejected by the Partnership or the termination of the Offering, whichever occurs first.

The Reaffirmation Statement

                  Attached to this Second Supplement as Appendix A is a Reaffirmation Statement that is to be utilized by each subscribing Investor to evidence his or her election to either (i) withdraw from the Offering and have returned his or her subscription funds (plus interest) and Loan Documents, if any, or (ii) reaffirm his or her subscription. The Reaffirmation Statement is self-explanatory. Each Investor should mark the box evidencing his or her election, and then sign, date and return the Election Ballot to the Sales Agent in the enclosed, self-addressed stamped envelope by April 27, 2001. Any subscribing Investor who does not timely return his or her Reaffirmation Statement by April 27, 2001 will be deemed to have withdrawn his or her subscription in the Partnership.

                  Any questions you may have regarding this Second Supplement or the Reaffirmation Statement should be directed to Stan Johnson at 1-520-906-4730 or Jay Abbes at 1-800-248-0620.

           FAYETTEVILLE LITHOTRIPTERS LIMITED PARTNERSHIP - ARIZONA I

                         AN ARIZONA LIMITED PARTNERSHIP

                             REAFFIRMATION STATEMENT

                  Capitalized terms used herein are defined in the Glossary appearing in the Partnership's Confidential Private Placement Memorandum of June 23, 2000, as amended, (the "Memorandum") and accompanying Second Supplement thereto.

                  The undersigned hereby acknowledges receipt of the Memorandum and the Second Supplement. After careful review of the Memorandum and Second Supplement, by completion and execution of this Reaffirmation Statement the undersigned wishes to evidence his or her election either to withdraw from the Offering or to reaffirm his or her subscription.

                  Please check only one of the boxes set forth below to evidence your desired election:

                  ? I wish to withdraw from the Offering and desire to have my subscription funds (plus interest) and Loan Documents, if any, returned to me.

                  ? I wish to reaffirm my subscription and waive any withdrawal rights associated with the information provided in the Second Supplement.

                  This _______ day of ____________________, 2001.


SIGNATURE FOR ENTITIES                      SIGNATURE FOR INDIVIDUALS

----------------------------------          ----------------------------------
Print or Type Name of Subscriber                     Signature of Subscriber


By:_______________________________          _________________________________
                                            Print or Type Name as set forth in
      _______________________________              Subscription Agreement
      Print or Type Name and Title